Exhibit 10.18

Confidential Treatment Requested by The Telx Group, Inc.

OPERATING AGREEMENT

by and between

DIGITAL REALTY TRUST, L.P.,

a Delaware limited partnership,

and the DLR AFFILIATES (as hereinafter defined)

and

The telx Group, Inc.,

a Delaware corporation,

and the telx Affiliates (as hereinafter defined)

Dated as of December 1, 2006

-i-

Exhibits:

Exhibit “A”	MMR Buildings

Exhibit “B”	MMR Leases

Exhibit “C”	Definitions

Exhibit “D”	Prospective MMR Buildings

Exhibit “E”	Dispute Resolution Procedures

Exhibit “F”	Form of MMR Alteration Workletter

Exhibit “G”	Form of Amendment to MMR Lease

-ii-

OPERATING AGREEMENT

THIS OPERATING AGREEMENT (this “Agreement”) is made as of December 1, 2006, by and between DIGITAL REALTY TRUST, L.P., a Delaware limited partnership (“DLR”) and the Affiliates of DLR listed on the signature page of this Agreement (each, a “DLR Affiliate” and collectively, the “DLR Affiliates”; DLR and the DLR Affiliates are hereinafter referred to individually as a “DLR Party” and collectively as the “DLR Parties”), and The telx Group, Inc., a Delaware corporation (“telx”) and the Affiliates of telx listed on the signature page of this Agreement (each, a “telx Affiliate” and collectively, the “telx Affiliates”; telx and the telx Affiliates are hereinafter referred to individually as a “telx Party” and collectively as the “telx Parties”).

WITNESSETH:

A. Each DLR Affiliate is the owner of a building described in Exhibit “A” attached hereto (each, a “MMR Building” and collectively, the “MMR Buildings”).

B. Contemporaneously with the execution of this Agreement, a DLR Affiliate and a telx Affiliate is entering into a Meet-Me Room Lease Agreement (each, a “MMR Lease” and collectively, the “MMR Leases”) described in Exhibit “B” attached hereto, covering the entire meet-me premises in each MMR Building more particularly described therein.

C. The DLR Parties and the telx Parties desire to set forth their agreements with respect to joint sales and marketing efforts, transfers of interests in the MMR Leases and/or the MMR Buildings and other matters more particularly described herein.

D. All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in Exhibit “C” attached hereto.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the DLR Parties and the telx Parties, intending to be legally bound, hereby agree as follows:

ARTICLE I

Joint Sales and Marketing Efforts

Section 1.01 Each telx Party will have the right to contact all existing and future tenants within any MMR Building to solicit customers for MMR Services. The DLR Parties will provide the telx Parties with contact information for such tenants, introductions to such tenants, will use commercially reasonable efforts to facilitate meetings with such tenants, and will, at the request of a telx Party, participate in such meetings.

Section 1.02 The DLR Parties and the telx Parties will each promote and encourage the success of the other. Each DLR Party and each telx Party will act in a commercially reasonable manner in dealing with any current or prospective user which requires both MMR Services and other space within a MMR Building. [***]

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]

Section 1.03 The DLR Parties agree to use commercially reasonable efforts to describe MMR Services provided by the telx Parties in any written and electronic collateral marketing materials used by the DLR Parties for marketing of premises within MMR Buildings. The DLR Parties will include a description of MMR Services provided by the telx Parties in MMR Buildings on the website for each MMR Building. Subject to any contractual prohibitions or restrictions applicable to the DLR Parties as of September 20, 2006, the telx Parties will have the right, with the prior written consent of DLR, which consent shall not be unreasonably withheld, conditioned or delayed, to the usage of the company names, logos, service marks, building addresses and other related trademarks of the DLR Parties for the marketing of MMR Premises within MMR Buildings. The DLR Parties agree to provide available space within MMR Buildings free of charge for meet-me-room events sponsored by the telx Parties; provided, however, the telx Parties shall be solely responsible for the cost of organizing and holding such meet-me-room events. Each DLR Affiliate shall provide its respective telx Affiliate with building standard signage for each MMR Building. The DLR Parties and the telx Parties will discuss, and give due consideration to the suggestions of the other, with respect to co-branding and co-marketing strategies of premises within MMR Buildings.

Section 1.04 The telx Parties agree to use commercially reasonable efforts to describe turn-key datacenter and other non-MMR Services provided by the DLR Parties in any written collateral marketing materials used by the telx Parties for marketing of premises within MMR Buildings. The telx Parties will include a description of turn-key datacenter services provided by the DLR Parties in MMR Buildings on its website for each MMR Building. Subject to any contractual prohibitions or restrictions applicable to the telx Parties on the date hereof, the DLR Parties will have the right, with the prior written consent of telx, to use company names, logos, service marks, building addresses and other related trademarks of the telx Parties for the marketing of turn-key datacenter premises within MMR Buildings.

ARTICLE II

Designated Representatives

Section 2.01 Each telx Party hereby designates J. Todd Raymond as its designated representative as a point of contact to manage the national relationship between the telx Parties and the DLR Parties. All notices desired or required to be given to any DLR Party pursuant to this Agreement shall be directed to such designated representative. Such designated representative is empowered to act on behalf of the telx Parties and the DLR Parties may rely upon the action of such designated representative as being authorized by and binding upon the telx Parties. At any time that Todd Raymond is unavailable, Eric Harrison and Alexander Fraser are hereby designated by the telx Parties to be their alternate designated representatives. In such event, either such designated representative is empowered to act on behalf of the telx Parties and the DLR Parties may rely upon the action of such designated representative as being authorized by and binding upon the telx Parties. Such designated representatives may be changed from time to time by the telx Parties by written notice signed by persons or entities purporting to be an authorized representative of the telx Parties.

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Section 2.02 Each DLR Party hereby designates Christopher J. Crosby and James R. Trout as its designated representatives as a point of contact to manage the national relationship between the telx Parties and the DLR Parties. All notices desired or required to be given to any telx Party pursuant to this Agreement shall be directed to such designated representatives. Either such designated representative is empowered to act on behalf of the DLR Parties and the telx Parties may rely upon the action of such designated representative as being authorized by and binding upon the DLR Parties. At any time that either Christopher J. Crosby or James R. Trout is unavailable, Michael F. Foust is hereby designated by the DLR Parties to be its alternate designated representative. In such event, either such designated representative is empowered to act on behalf of the DLR Parties and the telx Parties may rely upon the action of such designated representative as being authorized by and binding upon the DLR Parties. Such designated representatives may be changed from time to time by the DLR Parties by written notice signed by persons or entities purporting to be an authorized representative of the DLR Parties.

ARTICLE III

Assignment

Section 3.01 Notwithstanding anything to the contrary in this Agreement, any or all of the telx Parties may, without the consent of the DLR Parties, assign its interests in this Agreement to (i) an Affiliate of the telx Parent, or (ii) any assignee in the business of providing MMR Services which acquires all or substantially all of the business of telx Parent whether by stock purchase, asset purchase or other transfer, (iii) any public offering of the securities of telx Parent, (iv) any merger or combination of telx Parent and any other telx Party or (v) any assignee of an MMR Lease from a telx Party if a DLR Party has consented to such assignment under the applicable MMR Lease (each, a “Permitted Transfer”). For purposes of the foregoing, a sale of those assets of telx Parent and the other telx Parties that generate ninety percent (90%) or more of the aggregate gross revenues of telx Parent and the other tel x Parties for the last full telx Parent fiscal year prior to any such sale shall be deemed to constitute a sale of “substantially all” of the assets of telx Parent and the other telx Parties. In the event the telx Parties assign their rights and interest in and to this Agreement, directly or indirectly, to an assignee under clause (ii) above, and the parent entity, if any, of such assignee (or another creditworthy entity, which may be the assignee if such assignee has no parent entity, reasonably satisfactory to the DLR Parties) assumes the obligations of telx Parent and the other telx Parties in writing by an assumption agreement in form reasonably satisfactory to the DLR Parties, telx Parent and the other telx Parties shall be released from liability thereafter accruing under this Agreement.

Section 3.02 In the event of the sale of a MMR Building by any DLR Party, the transferee shall have no rights or obligations under this Agreement, and, as to such MMR Building, the DLR Parties shall be released from liability thereafter accruing under this Agreement.

ARTICLE IV

Future MMR Buildings

Section 4.01 If any DLR Party (or any Affiliate thereof) acquires a controlling interest in an MMR Building or converts an existing building owned by any DLR Party (or an Affiliate thereof) to a MMR Building within twenty-four (24) months from the date hereof, the telx Parties will have an option, subject to the existing contractual rights of tenants of such building at the time such DLR Party acquires or converts such building, for a period of sixty (60) days following its receipt of written notice (a “DLR Option Exercise Notice”) from such DLR Party of such acquisition or conversion to enter into a MMR Lease covering the MMR Premises in such building on substantially the same terms as set forth in the existing MMR Leases for expansion space, and otherwise substantially on the same terms and conditions as the MMR Lease between Digital-Bryan Street Partnership, L.P. and telx –Dallas, LLC for 2323 Bryan Street, Dallas, Texas, except the term of such new MMR Lease shall be coterminus with the existing MMR Leases, including extension options. The DLR Parties and the telx Parties shall negotiate such MMR Lease, and any deviations therefrom, in good faith. If any telx Party exercises its option to enter into a new MMR Lease hereunder, the DLR Parties (and applicable Affiliates thereof) will directly involve the telx Parties in determining the scope of, and integration process for, any existing and new MMR Services to be provided in such building and in determining the location, area and conditioning of the proposed MMR Premises within such building, and will give due consideration to suggestions made by the telx Parties; however, the DLR Parties, in their sole discretion, will make all such final determinations. Further, the DLR Parties (and Affiliates thereof) shall consider in good faith the construction or placement of new MMR Premises in other facilities owned by such DLR Parties where the construction of a meet-me room is commercially feasible (e.g., St. Louis and Seattle). The DLR Parties (and Affiliates thereof) will not permit a meet-me room or premises primarily providing MMR Services to be established in an MMR Building without first offering a new MMR Lease to the telx Parties in accordance with the provisions of this Article. Further, if a DLR Affiliate (and any Affiliate thereof) converts an existing building to an MMR Building, DLR shall not lease space in such MMR Building to parties using or consuming MMR Services until the period for the telx Parties to exercise their option under this Article V with respect to such MMR Building has expired. Notwithstanding the foregoing, if within twenty-four (24) months from the date hereof, any DLR Party enters into a purchase and sale agreement to acquire a controlling interest in any of the potential MMR Buildings set forth on Exhibit “D” attached hereto, such DLR Party may provide written notice of its desire to have the telx Parties accelerate its election of whether to exercise its option to enter into a MMR Lease hereunder, in which event the telx Parties shall have fifteen (15) business days after delivery of such notice from such DLR Party to elect whether to exercise its option to enter into a MMR Lease as provided hereunder.

Section 4.02 The applicable DLR Party (or Affiliate thereof) shall give telx Parent written notice when a DLR Party has obtained due diligence materials regarding an MMR Building that a DLR Party may acquire. If requested by the telx Parties, whether before or after a DLR Party’s acquisition of an MMR Building, until the period for the telx Parties to exercise their option under Section 4.01 with respect to such MMR Building has expired (and, if a tel x Party exercises the option described in Section 4.01, for a reasonable period of time following such exercise), the DLR Parties (and Affiliates thereof) shall make available to the telx Parties for inspection and copying during normal business hours the building materials required to evaluate such potential new MMR Lease (including without limitation specifications regarding building structure and systems, the size location and demising of the proposed new MMR Premises, the condition of any existing improvements in the building and proposed new MMR Premises, rent rolls and copies of leases of existing tenants or the building and proposed new MMR Premises and any then existing or planned interconnections and peering between building tenants and users in existence on the date of such proposal to the extent known to the DLR Parties). At reasonable times and upon prior written notice to a DLR Party, the telx Parties shall have the right to access and perform non-invasive inspections of MMR Buildings, whether before or after their acquisition by a DLR Party, until the period for the telx Parties to exercise their option under Section 4.01 with respect to such MMR Building has expired (and, if a tel x Party exercises the option described in Section 4.01, for a reasonable period of time following such exercise). Before estoppel certificates are submitted by a DLR Party to tenants and users of MMR Services, such DLR Party shall give written notice to the telx Parties and, if requested by a telx Party within five (5) days following receipt of such written notice, the DLR Parties (and Affiliates thereof) shall cause such tenants and users of MMR Services in an MMR Building submitting estoppel certificates to DLR to include the telx Party designated by telx Parent as one of the parties that may rely on the certifications in such estoppel certificate. Further, if a telx Party has exercised its option described in Section 4.01 above, the DLR Parties (and Affiliates thereof) shall use commercially reasonable efforts to cause any mortgagee or lessor (whether under a ground or master lease) to deliver to Tenant concurrently with the execution of an MMR Lease for such building by a telx Party and a DLR Party (or as soon as reasonably possible thereafter) a commercially reasonable subordination, nondisturbance and attornment agreement, providing that so long as the tenant under such MMR Lease is not in default after the expiration of any applicable notice and cure periods, such tenant may remain in possession of such leased premises, even if the mortgagee or its successor should acquire the DLR Party’s title to such building.

4.03 Concurrently with the execution of a new MMR Lease in a new MMR Building by an Affiliate of DLR and an Affiliate of telx , each party shall cause such respective Affiliate to execute a joinder to this Agreement, where by each such Affiliate agrees to be bound by and receive the benefits of this Agreement. Such joinder shall be in a form reasonable acceptable to DLR Parent and telx Parent.

ARTICLE V

Dispute Resolution Procedures

If a dispute arises between any telx Party and any DLR Party (including without limitation the obligation of such parties to pay referral fees), the parties shall use their respective good faith efforts to resolve the dispute on a mutually satisfactory basis as soon as reasonably practicable. If, notwithstanding such good faith efforts, the parties are unable to resolve such dispute within fifteen (15) days, either party may initiate the dispute resolution procedures set forth on Exhibit “E” attached hereto.

ARTICLE VI

Alterations

The DLR Parties hereby grant to the telx Parties an improvement allowance for the MMR Buildings in the amount of Two Million Four Hundred Thousand Dollars ($2,400,000) (the “MMR Alteration Allowance”), subject to the terms and conditions set forth below. If any telx Party desires any DLR Party to make Alterations to any existing MMR Building that will be funded by the MMR Alteration Allowance, such telx Party shall give written notice (an “MMR Alteration Notice”) to the applicable DLR Party to such effect specifying in reasonable detail the requested Alterations to such MMR Building (the “MMR Alterations”). As soon as reasonably practicable following receipt of an MMR Alteration Notice, such DLR Party shall prepare and deliver to such telx Party a workletter (an “MMR Alteration Work Letter”) in the form of Exhibit “F” attached hereto setting forth the terms and conditions for such DLR Party’s performance of the MMR Alterations. As soon as reasonably practicable following execution and delivery of an MMR Alteration Work Letter, such DLR Party, as landlord under the applicable existing MMR Lease, agrees to perform the MMR Alterations in accordance with the terms and conditions of such MMR Alteration Work Letter at such DLR Party’s sole cost and expense, provided that:

(i) the MMR Alterations are permitted under the terms of the applicable existing MMR Lease;

(ii) the aggregate cost of the MMR Alterations under such MMR Alteration Work Letter and all prior MMR Alterations funded from the MMR Alteration Allowance shall not exceed $2,400,000;

(iii) the MMR Alterations to be performed under such MMR Alteration Work Letter can reasonably be expected to be expended by such DLR Party as landlord under the applicable existing MMR Lease within twenty-four (24) months from the date hereof; and

(iv) such telx Party and the telx Parent, as tenant and guarantor, respectively, under the applicable existing MMR Lease, shall execute and deliver to the applicable DLR Party, as landlord under the applicable existing MMR Lease, an amendment to such existing MMR Lease in the form of Exhibit “G” attached hereto under the terms of which such telx Party agrees to pay to such DLR Party, and the telx Parent guarantees the payment of, as supplemental rent under a separately stated supplemental rent provision, the monthly amount necessary to fully amortize such DLR Party’s cost of such MMR Alterations funded from the MMR Alteration Allowance over a ten (10) year term at an interest rate of ten percent (10%) per annum compounded monthly, such monthly payments of additional rent commencing upon substantial completion of such MMR Alterations.

ARTICLE VII

General

Section 7.01 If any provision of this Agreement is determined by any court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement shall not be affected thereby.

Section 7.02 If any telx Party or DLR Party initiates any litigation, mediation, arbitration or other proceeding regarding the enforcement, construction or interpretation of this Agreement, then the non-prevailing party shall pay the prevailing party’s attorneys’ fees and costs (including, without limitation, all expense reimbursements, expert witness fees and litigation costs).

Section 7.03 IN ORDER TO LIMIT THE COST OF RESOLVING ANY DISPUTES BETWEEN THE PARTIES, AND AS A MATERIAL INDUCEMENT TO EACH PARTY TO ENTER INTO THIS AGREEMENT, TO THE FULLEST EXTENT PERMITTED BY LAW, EACH PARTY HERETO EXPRESSLY WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY TRIAL HELD AS A RESULT OF A CLAIM ARISING OUT OF, IN CONNECTION WITH, OR IN ANY MANNER RELATED TO THIS AGREEMENT IN WHICH ANY DLR PARTY AND ANY TELX PARTY ARE ADVERSE PARTIES. THE FILING OF A CROSS-COMPLAINT BY ONE AGAINST THE OTHER IS SUFFICIENT TO MAKE THE PARTIES “ADVERSE.”

Section 7.04 The headings of the Articles and Sections of this Agreement are for convenience only and do not define, limit or construe the contents thereof. Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires. Each of the parties hereto acknowledges that it has read and reviewed this Agreement and that it has had the opportunity to confer with counsel in the negotiation of this Agreement. Accordingly, this Agreement shall be construed neither for nor against party hereto, but shall be given a fair and reasonable interpretation in accordance with the meaning of its terms and the intent of the parties. In all instances where any party is required to pay any sum or do any act at a particular indicated time or within an indicated period, it is understood that time is of the essence. Any obligations of any party accruing prior to the expiration of this Agreement shall survive the termination of this Agreement, and such party shall promptly perform all such obligations whether or not this Agreement has expired.

Section 7.05 Any notice which may or shall be given under the provisions of this Agreement shall be in writing and may be delivered by (i) by hand delivery or personal service, (ii) by a reputable overnight courier service which provides evidence of delivery, or (iii) by telecopy (so long as a confirming copy is forwarded by a reputable overnight courier service within twenty-four (24) hours thereafter), if for any or all DLR Parties, to the address specified below, or if for any or all of the telx Parties or for telx Parent, to the address specified below, or at such other addresses as any party may have theretofore specified by written notice delivered in accordance herewith. Such address may be changed from time to time by either party by giving notice as provided herein. Notice shall be deemed given, (a) when delivered (if delivered by hand or personal service), (b) if sent by a reputable overnight courier service, on the business day immediately following the business day on which it was sent, or (c) the date the telecopy is transmitted.

If intended for any or all DLR Parties:

Digital Realty Trust, L.P. 2323 Bryan Street Suite 2300 Dallas, TX 75201 Attn: Property Manager Telefax No. (214) 855-1236	With copies to: Digital Realty Trust, L.P. 2323 Bryan Street Suite 2300 Dallas, TX 75201 Attn: Christopher J. Crosby Telefax No. (214) 231-1345
and:
Stutzman, Bromberg, Esserman & Plifka, A Professional Corporation 2323 Bryan Street, Suite 2200 Dallas, TX 75201 Attention: Christine M. Savage Telefax No. (214) 969-4999

If intended for any or all telx Parties or telx Parent:

The tel[x] Group, Inc. 17 State Street 33rd Floor New York, NY 10004 Attn: J. Todd Raymond Telefax No. (212) 480-3834	With copies to: GI Manager, L.P. 2730 Sand Hill Road Suite 280 Menlo Park, CA 94025 Attn: Eric Harrison and Alexander Fraser Telefax No. (650) 233-3601
and:
Paul, Hastings, Janofsky & Walker LLP 695 Town Center Drive Costa Mesa, CA 92626 Attention: John F. Simonis, Esq. Telefax No. (714) 979-1921

Section 7.06 This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of Delaware, without regard to conflicts of laws principles.

Section 7.07 This Agreement, along with any exhibits and attachments or other documents referred to herein, all of which are hereby incorporated into this Agreement by this reference, constitutes the entire and exclusive agreement between the parties hereto relating to the subject matter hereof, and each of the aforementioned documents may be altered, amended or revoked only by an instrument in writing signed by the party to be charged thereby. All prior or contemporaneous oral agreements, understandings and/or practices relative to the subject matter hereof are merged herein or revoked hereby.

Section 7.08 Neither any party hereto, nor any person or entity acting through, under or on behalf of any party hereto, shall record or cause the recordation of this Agreement, a short form memorandum of this Agreement or any reference to this Agreement.

Section 7.09 The persons executing this Agreement on behalf of each party hereto represent to each other party hereto that they are duly authorized to execute and deliver this Agreement pursuant to their respective by-laws, operating agreement, resolution or other legally sufficient authority. Further, each party hereto and the persons executing this Agreement on their behalf represent to each other party hereto that (i) if it is a partnership, the undersigned are all of its general partners, (ii) it has been validly formed or incorporated, (iii) it is duly qualified to do business in the state in which its MMR Premises is located, and (iv) this Agreement is being executed on its behalf and for its benefit.

Section 7.10 Except as otherwise provided in this Agreement, all of the covenants, conditions and provisions of this Agreement shall be binding upon, and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives and permitted successors and assigns.

Section 7.11 Nothing contained in this Agreement shall be deemed or construed to create the relationship of principal and agent, or partnership, or joint venturer, or any other relationship between the parties hereto other than landlord and tenant

Section 7.12 This Agreement may be executed simultaneously in two or more counterparts each of which shall be deemed an original, but all of which shall constitute one and the same Agreement. Each party hereto agrees that the delivery of an executed copy of this Agreement by facsimile shall be legal and binding and shall have the same full force and effect as if an original executed copy of this Agreement had been delivered.

Section 7.13 Each party hereto agrees that (i) the terms and provisions of this Agreement are confidential and constitute proprietary information of the parties hereto and (ii) it shall not disclose, and it shall cause its partners, officers, directors, shareholders, employees, brokers and attorneys to not disclose any term or provision of this Agreement to any other person without first obtaining the prior written consent of the other party, except that each party shall have the right to disclose such information for valid business, legal and accounting purposes.

Section 7.14 All of the terms and conditions of all of the Exhibits to this Agreement are hereby incorporated into this Agreement.

IN WITNESS WHEREOF, the telx Parties and the DLR Parties have executed this agreement as of the date first above written.

The tel[x] Group, Inc., a Delaware corporation

By:	/s/ J. Todd Raymond
Name:	J. Todd Raymond
Title:	President & CEO

tel[x] – San Francisco, LLC, a Delaware limited liability company

By:	/s/ J. Todd Raymond
Name:	J. Todd Raymond
Title:	President

tel[x] – Chicago Lakeside, LLC, a Delaware limited liability company

By:	/s/ J. Todd Raymond
Name:	J. Todd Raymond
Title:	President

tel[x] – Los Angeles, LLC, a Delaware limited liability company

By:	/s/ J. Todd Raymond
Name:	J. Todd Raymond
Title:	President

tel[x] – Dallas, LLC, a Delaware limited liability company

By:	/s/ J. Todd Raymond
Name:	J. Todd Raymond
Title:	President

tel[x] – Chicago Federal, LLC, a Delaware limited liability company

By:	/s/ J. Todd Raymond
Name:	J. Todd Raymond
Title:	President

tel[x] – Miami, LLC, a Delaware limited liability company

By:	/s/ J. Todd Raymond
Name:	J. Todd Raymond
Title:	President

tel[x] – Charlotte, LLC, a Delaware limited liability company

By:	/s/ J. Todd Raymond
Name:	J. Todd Raymond
Title:	President

tel[x] – Santa Clara, LLC, a Delaware limited liability company

By:	/s/ J. Todd Raymond
Name:	J. Todd Raymond
Title:	President

tel[x] – Weehawken, LLC, a Delaware limited liability company

By:	/s/ J. Todd Raymond
Name:	J. Todd Raymond
Title:	President

tel[x] – Phoenix, LLC, a Delaware limited liability company

By:	/s/ J. Todd Raymond
Name:	J. Todd Raymond
Title:	President

DIGITAL REALTY, L.P., a Maryland limited partnership

By:	Digital Realty, Inc., a Maryland corporation, its general partner

	By:	/s/ Michael F. Foust
	Name:	Michael F. Foust
	Its:	Chief Executive Officer

200 PAUL, LLC, a Delaware limited liability company

By:	200 Paul Holding Company, LLC, a Delaware limited liability company, Its Member and Manager

	By:	Digital Realty Trust, L.P., a Maryland limited partnership, its Member and Manager

		By:	Digital Realty Trust, Inc., a Maryland corporation, its General Partner

			By:	/s/ Michael F. Foust
			Name:	Michael F. Foust
			Its:	Chief Executive Officer

DIGITAL LAKESIDE, LLC, a Delaware limited liability company

By:	Digital Lakeside Holding Company, LLC, a Delaware limited liability company Its Member and Manager

	By:	Digital Realty Trust, L.P., a Maryland limited partnership, its Member and Manager

		By:	Digital Realty Trust, Inc., a Maryland corporation, Its General Partner

			By:	/s/ Michael F. Foust
			Name:	Michael F. Foust
			Title:	Chief Executive Officer

GIP 7TH STREET, LLC, a Delaware limited liability company

By:	GIP 7th Street Holding Company, LLC, a Delaware limited liability company, Its Member and Manager

	By:	Digital Realty Trust, L.P., a Maryland limited partnership, its Member and Manager

		By:	Digital Realty Trust, Inc., a Maryland corporation, its General Partner

			By:	/s/ Michael F. Foust
			Name:	Michael F. Foust
			Its:	Chief Executive Officer

DIGITAL – BRYAN STREET PARTNERSHIP, L.P., a Texas limited partnership

By:	DRT – Bryan Street, LLC, a Delaware limited liability company, its general partner

	By:	Digital Realty Trust, L.P., a Maryland limited partnership, its Member and Manager

		By:	Digital Realty Trust, Inc., a Maryland corporation, Its General Partner

			By:	/s/ Michael F. Foust
			Name:	Michael F. Foust
			Title:	Chief Executive Officer

DIGITAL PRINTERS SQUARE, LLC, a Delaware limited liability company

By:	Digital Realty Trust, L.P., a Maryland limited partnership, its Member and Manager

	By:	Digital Realty Trust, Inc., a Maryland corporation, Its General Partner

		By:	/s/ Michael F. Foust
		Name:	Michael F. Foust
		Title:	Chief Executive Officer

GLOBAL MIAMI ACQUISTION COMPANY, LLC, a Delaware limited liability company

By:	Digital Realty Trust, L.P., a Maryland limited partnership, its Member and Manager

	By:	Digital Realty Trust, Inc., a Maryland corporation, its General Partner

		By:	/s/ Michael F. Foust
		Name:	Michael F. Foust
		Its:	Chief Executive Officer

WITNESSES AS TO LANDLORD:	WITNESSES AS TO TENANT:
/s/ Stacey Firestone
STACEY FIRESTONE
(Print name as signed above)	(Print name as signed above)

/s/ Kaisa De Tristan
KAISA DE TRISTAN
(Print name as signed above)	(Print name as signed above)

DIGITAL TRADE STREET, LLC, a Delaware limited liability company

By:	Digital Realty Trust, L.P., a Maryland limited partnership, its Member and Manager

	By:	Digital Realty Trust, Inc., a Maryland corporation, its General Partner

		By:	/s/ Michael F. Foust
		Name:	Michael F. Foust
		Its:	Chief Executive Officer

1100 SPACE PARK LLC, a Delaware limited liability company

By:	1100 Space Park Holding Company, LLC, a Delaware limited liability company, its Sole Member

	By:	Digital Realty Trust, L.P., a Maryland limited partnership, its Sole Member

		By:	Digital Realty Trust, Inc., a Maryland corporation, its General Partner

			By:	/s/ Michael F. Foust
			Name:	Michael F. Foust
			Its:	Chief Executive Officer

GLOBAL WEEHAWKEN ACQUISITION COMPANY, LLC, a Delaware limited liability company

By:	Global Weehawken Holding Company, LLC, a Delaware limited liability company, its Sole Member

	By:	Digital Realty Trust, L.P., a Maryland limited partnership, its Member and Manager

		By:	Digital Realty Trust, Inc., a Maryland corporation, Its General Partner

			By:	/s/ Michael F. Foust
			Name:	Michael F. Foust
			Its:	Chief Executive Officer

DIGITAL PHOENIX VAN BUREN, LLC, a Delaware limited liability company

By:	Digital Realty Trust, L.P., a Maryland limited partnership, its sole Member and Manager

	By:	Digital Realty Trust, Inc., a Maryland corporation, Its General Partner

		By:	/s/ Michael F. Foust
		Name:	Michael F. Foust
		Its:	Chief Executive Officer

GLOBAL MIAMI ACQUISTION COMPANY, LLC, a Delaware limited liability company

By:	Digital Realty Trust, L.P., a Maryland limited partnership, its Member and Manager

	By:	Digital Realty Trust, Inc., a Maryland corporation, its General Partner

		By:	/s/ David J. Caron
		Name:	David J. Caron
		Its:	Vice President

WITNESSES AS TO LANDLORD:	WITNESSES AS TO TENANT:
/s/ Anthony Escamilla
Anthony Escamilla
(Print name as signed above)	(Print name as signed above)

/s/ Meghan Korn
Meghan Korn
(Print name as signed above)	(Print name as signed above)

DIGITAL TRADE STREET, LLC, a Delaware limited liability company

By:	Digital Realty Trust, L.P., a Maryland limited partnership, its Member and Manager

	By:	Digital Realty Trust, Inc., a Maryland corporation, its General Partner

		By:	/s/ David J. Caron
		Name:	David J. Caron
		Its:	Vice President

EXHIBIT “C”

DEFINITIONS

“Affiliate” of a party to this Agreement shall mean any individual, partnership, limited liability company, corporation, trust, real estate investment trust, association or other entity, directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with such party. The term “control,” as used in this Agreement, means the right to exercise, directly or indirectly, more than fifty percent (50%) of the voting rights attributable to a controlled corporation, partnership or limited liability company or the power to direct or cause the direction of the management or policies of an entity.

“Alterations” mean any alterations, additions, improvement or replacements to the Tenant Space (as defined in each MMR Lease), or any other portion of an MMR Building, of a type permitted under the existing MMR Lease intended not to be removed at the expiration of the term of such existing MMR Lease (including without limitation the installation or replacement of a DC plant or UPS that serves the Tenant Space, but excluding, without limitation, cabinets, racks and other items of personal property).

“MMR Services” means the services typically provided by companies in the primary business of providing carrier-neutral interconnections, such as the Other MMR Services Providers, including without limitation, furnishing of space, racks and pathway in the MMR Premises to tenants for the purpose of such tenants’ placement and maintenance of computer, switch and/or communications equipment and connections with the communications cable and facilities of other tenants in the MMR Premises, and common area cable management systems comprised of ladder racks, fiber trays, under-floor cable trays and other similar equipment installed for the benefit of all tenants of the MMR Premises.

“MMR Sublease” shall mean and refer to any sublease, lease, license or occupancy agreement between an MMR Subtenant and the applicable telx Party pursuant to which such MMR Subtenant subleases or otherwise uses and occupies any portion of the MMR Premises.

“MMR Subtenant” shall mean and refer to any tenant, subtenant, licensee or other permitted user of any portion of the MMR Premises who contracts with the applicable telx Party with respect to use of a portion of the MMR Premises.

“Other MMR Services Providers” shall mean Switch & Data, Equinix, CRG West and Telehouse.

“telx Parent” means The telx Group, Inc., a Delaware corporation.

Exhibit “C” - Page 1 of 1